AMENDMENT NO. 1
                          TO THIRD AMENDED AND RESTATED

                          WAREHOUSING CREDIT AGREEMENT

                              (TEC AcquiSub, Inc.)

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of December 10, 1999 (the "Amendment"), is entered into by and among TEC ACQUISUB, INC., a California special purpose corporation ("Borrower"), the banks, financial institutions and institutional lenders from time to time party hereto and defined as Lenders herein and FIRST UNION NATIONAL BANK as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                    RECITALS

         A. Borrower, Lenders and Agent entered into that Third Amended and Restated Warehousing Credit Agreement dated as of December 15, 1998 (the "Credit Agreement"), pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.

         B. Borrower desires to amend the Credit Agreement to extend the Commitment Termination Date to June 30, 2000.

         C. Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.

                            1.1  BORROWING  BASE.  The  definition of "Borrowing
Base" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and is replaced with the following:

                           "Borrowing Base" means, as at and for any date of determination, an amount not to exceed an amount equal to eighty percent (80.0%) of the aggregate Invoice Price of all Eligible Inventory then owned of record by Borrower or any Marine Subsidiary or of record by an Owner Trustee for the beneficial interest of Borrower or any Marine Subsidiary (provided, however, that there shall be excluded from this clause (a) the aggregate Invoice Price of all items of Eligible Inventory subject to a Lease under which any applicable lease or rental payment is more than ninety (90) days past due), computed (1) with respect to any requested Loan, as of the requested Funding Date (and shall include the item(s) of Eligible Inventory to be acquired with the proceeds of the requested Loan), and (2) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided that if any portion of Borrower's, such Marine Subsidiary's or such Owner Trustee's ownership interest in any such item of Eligible Inventory is sold or assigned to one or more of the Equipment Growth Funds such that Borrower, such Marine Subsidiary or such Owner Trustee continues to retain less than the entire record or beneficial ownership interest therein, then for the purpose of computing the Borrowing Base under this clause (a), the Invoice Price of such item of Eligible Inventory shall be deemed to be equal to Borrower's or such Marine Subsidiary's ratable portion of the Invoice Price of such item of Eligible Inventory), computed (x) with respect to any requested Loan, as of the requested Funding Date (and shall include the aggregate Invoice Price of all item(s) of Eligible Inventory to be acquired with the proceeds of the requested Loan), and (y) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided, that for the purpose of computing the Borrowing Base, in the event that Borrower, any Marine Subsidiary or any Owner Trustee shall own less than one hundred percent (100.0%) of the record or beneficial interests in any item of Equipment, with one or more of the other Equipment Growth Funds owning of record or beneficially the remaining interests, there shall be included only Borrower's, such Marine Subsidiary's or such Owner Trustee's, as the case may be, ratable interest in such item of Equipment).

                            1.2 COMMITMENT  TERMINATION  DATE. The definition of
"Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and is replaced with the following:

                  "COMMITMENT TERMINATION DATE" means June 30, 2000.

                            1.3 REVOLVING FACILITY.  Section 2.1.1 of the Credit
Agreement is amended by inserting at the end of the first sentence of such section after the words "as more fully set forth in this Section 2.1.1" the words "and Section 2.1.3."

                            1.4  UTILIZATION  OF  LOANS.  Section  2.1.3  of the
Credit Agreement is amended by inserting at the end of the first sentence of such section after the "to be purchased with the proceeds of such Loan" the following provisons:

         and provided further that in no event shall the proceeds of any Loan be used to acquire Trailers if and to the extent, together with all others Loans then outstanding, the total amounts of the total Loan proceeds used to acquire Trailers exceeds $12,000,000.

         SECTION 2. PERFECTION OF LIENS IN COLLATERAL COMPRISING TRAILERS. Pursuant to Section 5(a) of the Security Agreement and Section 5.8 of the Credit Agreement, Agent, on behalf of Lenders and itself, hereby notifies Borrower that commencing with the effective date of this Amendment it will require Borrower to take all necessary and desirable actions, including such actions as Agent may reasonably further direct, to perfect Agent's Lien in all Collateral comprising Trailers hereafter purchased or acquired by Borrower or any Owner Trustee, which Lien is to be perfected immediately upon or concurrent with Borrower or such Owner Trustee obtaining rights in such Collateral, and shall include such actions as are required under any vehicle registration statutes applicable to such Collateral. Borrower acknowledges and agrees that Borrower's or any such Owner Trustee's failure to perform, keep or observe its obligations under this
Section 2 shall be an Event of Default under Section 8.1.5 of the Credit Agreement.

          SECTION 3. LIMITATIONS ON AMENDMENTS.

                            (a) The  amendments  set forth in  Sections 1 and 2,
above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                            (b) This Amendment  shall be construed in connection
with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent as follows:

                            (a)   Immediately   after  giving   effect  to  this
Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date which shall be true as of such different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

                            (b) Borrower has the  corporate  power and authority
to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                            (c)   The   Amended   and   Restated   Articles   of
Incorporation and the Amended and Restated Bylaws of Borrower delivered to each Lender in connection with the closing of the Second Amended and Restated Warehousing Credit Agreement dated as of December 2, 1997 are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                            (d) The  execution  and delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower;

                            (e) The  execution  and delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the certificate of incorporation, bylaws, or other organizational documents of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

                            (f) The  execution  and delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

                            (g)  This  Amendment  has  been  duly  executed  and
delivered by Borrower and is the binding Obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          SECTION 5. REAFFIRMATION. Borrower hereby reaffirms its Obligations under each Loan Document to which it is a party.

          SECTION 6. EFFECTIVENESS. This Amendment shall become effective upon the last to occur of :

                            (a) The  execution  and delivery of this  Amendment,
whether the same or different copies, by Borrower and each Lender to Agent;

                            (b) The  execution  and delivery by PLMI to Agent of
the Acknowledgment of Amendment and Reaffirmation of Guaranty attached to this Amendment; and

                            (c) The  receipt  by Agent of a  certificate  of the
secretary of Borrower, with incumbency signatures, attaching copies, certified to be true and correct, of (i) the current articles of incorporation and bylaws of Borrower (which certificate may instead refer to and incorporate by reference to such documents as previously delivered to Agent under an identified prior certificate of the secretary of Borrower) and certifying that such organizational documents have not been further amended and remain in full force and effect, and (ii) resolutions of the board of directors of Borrower approving this Amendment.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          SECTION 8. CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

          SECTION 9. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                             TEQ ACQUISUB, INC.


                                     By:     /s/Richard K Brock
                                     Title:  Acting CFO, Vice President and

                                             Corporate Controller

LENDERS                              FIRST UNION NATIONAL BANK

                                     By:     /s/Bill A. Shirley
                                     Title:  Senior Vice President

AGENT                                FIRST UNION NATIONAL BANK , as Agent

                                     By:     /s/Bill A. Shirley
                                     Title:  Senior Vice President